UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2001


                         COMMISSION FILE NUMBER: 0-32321


                           NEVADA HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)


                 NEVADA                                 88-0440989
(State of jurisdiction of Incorporation)    (I.R.S. Employer Identification No.)


4729 LOMAS SANTE FE STREET, LAS VEGAS, NEVADA           89147-6028
   (Address of principal executive offices)             (Zip Code)


Registrants telephone number, including area code (702) 220-3120


                                      N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Total Number of Pages: 7

ITEM 1. CHANGES IN CONTROL OF REGISTRANT:

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS:

     Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP:

     Not Applicable.

ITEM 4. CHANGE OF CERTIFIED PUBLIC ACCOUNTANTS:

On November 12, 2001, The Company received a letter dated November 8, 2001 that stated PLEASE TAKE NOTICE, our firm, Ovist & Howard, CPA's, is no longer performing SEC engagements, and therefore must withdraw as the accountant of record. It was recommended to the Board of Directors that the Company change accounting firms and the Board approved. The Company prepared the Form 8K as rapidly as possible due to the delay caused by locating a suitable accounting firm.

The accountant's report on the financial statements for the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles except for a fourth explanatory paragraph describing going concern contingencies. The accountants statement regarding their concern that the Company will continue as a going concern was addressed in the footnotes to the financial statements. Note 4 - Subsequent Events. Subsequently to December 31, 2000, the Company issued 591,000 shares of common stock at $.10 per share for additional working capital. This should have been expanded to include that the Company had developed its business plan to commence operations as a consulting business.

During the Company's two most recent fiscal years and any subsequent interim period preceding the date of resignation, there were not any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

On December 11, 2001, this Corporation has engaged the services of Beadle, McBride & Reeves, LLP, Certified Public Accountants, to provide audited financial statements for the year ending December 31, 2001.

ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS:

The information on other materially important events reported on the 8/K filed on December 17, 2001 contained information that was premature.

The Proxy Statement and Special Meeting of the Stockholders have been postponed to enable the Company to comply with current regulations. The Company must complete a "Stock Exchange Agreement" and "Registration Statement" or meet the requirements for an exemption. A Special Meeting of the Stockholders will be called or the matter will be addressed at the Annual Meeting of the Stockholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 16.1 -- Letter from former accountants, Ovist & Howard, Inc., Certified
                Public Accountants, incorporated herein by reference.

EXHIBIT 16.2 -- Letter from Beadle, McBride & Reeves, LLP, Certified Public
                Accountant, incorporated herein by reference.

EXHIBIT 16.3 -- Letter dated November 8, 2001, from former accountants,  Ovist &
                Howard, Inc., Certified Public Accountants, incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NEVADA HOLDING GROUP, INC.
                                               Registrant


December 20, 2001                              /s/ Melanie S. Meinders
-----------------                              ---------------------------------
                                               Melanie S. Meinders
                                               Director and President

                                       3